Exhibit 21.1

Subsidiaries of VEREIT, Inc.

Entity Name	Jurisdiction of Formation/Incorporation
257 W. Genesee, LLC	New York
ARC3 AAHUSTX001, LLC	Delaware
ARC3 AAHUSTX002, LLC	Delaware
ARC3 DGAMTIL01, LLC	Delaware
ARC3 DGAVSMO001, LLC	Delaware
ARC3 DGCADMI01, LLC	Delaware
ARC3 DGCDTLA01, LLC	Delaware
ARC3 DGCFDVA01, LLC	Delaware
ARC3 DGCMOTX001, LLC	Delaware
ARC3 DGCTNMI01, LLC	Delaware
ARC3 DGCWYMO001, LLC	Delaware
ARC3 DGDVLVA01, LLC	Delaware
ARC3 DGEDWMS001, LLC	Delaware
ARC3 DGFSTOH001, LLC	Delaware
ARC3 DGFYTNC01, LLC	Delaware
ARC3 DGGDRFL001, LLC	Delaware
ARC3 DGGDRLA01, LLC	Delaware
ARC3 DGGFDOH001, LLC	Delaware
ARC3 DGGVLMS001, LLC	Delaware
ARC3 DGGVLTX001, LLC	Delaware
ARC3 DGHSGVA01, LLC	Delaware
ARC3 DGHWLVA01, LLC	Delaware
ARC3 DGKGCMO001, LLC	Delaware
ARC3 DGLFDTX001, LLC	Delaware
ARC3 DGLKGMO001, LLC	Delaware
ARC3 DGMGMLA01, LLC	Delaware
ARC3 DGMHNLA01, LLC	Delaware
ARC3 DGMLNWI001, LLC	Delaware
ARC3 DGMLOFL001, LLC	Delaware
ARC3 DGMNGWI001, LLC	Delaware
ARC3 DGMTLMO01, LLC	Delaware
ARC3 DGMVLMO001, LLC	Delaware
ARC3 DGNMSOH001, LLC	Delaware
ARC3 DGOIBNC01, LLC	Delaware
ARC3 DGORNMO01, LLC	Delaware
ARC3 DGOZKMO01, LLC	Delaware
ARC3 DGPGSTX001, LLC	Delaware
ARC3 DGPLCOH001, LLC	Delaware
ARC3 DGPTCTN001, LLC	Delaware
ARC3 DGPTTTX001, LLC	Delaware
ARC3 DGPYNOH001, LLC	Delaware
ARC3 DGRDLAL001, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
ARC3 DGRGCTX001, LLC	Delaware
ARC3 DGRMATX001, LLC	Delaware
ARC3 DGRWDLA01, LLC	Delaware
ARC3 DGSBRMO001, LLC	Delaware
ARC3 DGSCRMO001, LLC	Delaware
ARC3 DGSKNMO01, LLC	Delaware
ARC3 DGSNSWI001, LLC	Delaware
ARC3 DGTLSAL001, LLC	Delaware
ARC3 DGVASNC01, LLC	Delaware
ARC3 DGVNAMO01, LLC	Delaware
ARC3 DGWGVMS001, LLC	Delaware
ARC3 FDBLXMS01, LLC	Delaware
ARC3 FDCRRMS01, LLC	Delaware
ARC3 FDGPTMS01, LLC	Delaware
ARC3 FDKNSTX01, LLC	Delaware
ARC3 FEBMTNH001, LLC	Delaware
ARC3 FEEWCWA001, LLC	Delaware
ARC3 FEKKMIN01, LLC	Delaware
ARC3 FEORTNY001, LLC	Delaware
ARC3 FEPBGWV001, LLC	Delaware
ARC3 FEQNCIL01, LLC	Delaware
ARC3 GSCOCFL001, LLC	Delaware
ARC3 GSCRGCO001, LLC	Delaware
ARC3 GSGRAID01, LLC	Delaware
ARC3 TSATNNJ001, LLC	Delaware
ARC3 WGCLACA001, LLC	Delaware
ARC3 WGMPWNJ001, LLC	Delaware
ARC3 WGSTNNY001, LLC	Delaware
ARC3 WGSTVMI001, LLC	Delaware
ARC AAABNIN001, LLC	Delaware
ARC AACMBPA001, LLC	Delaware
ARC AAGWDSC001, LLC	Delaware
ARC AASLGPA001, LLC	Delaware
ARC AASNAKS001, LLC	Delaware
ARC AATVLPA001, LLC	Delaware
ARC AAWRNOH001, LLC	Delaware
ARC ACAWBWI001, LLC	Delaware
ARC ACLSHIL001, LLC	Delaware
ARC ASDTNGA001, LLC	Delaware
ARC ASFVLAR001, LLC	Delaware
ARC BBSTNCA001, LLC	Delaware
ARC BJMKCSC001, LLC	Delaware
ARC BWNCNOH001, LLC	Delaware
ARC CAFEHLD001, LLC	Delaware
ARC CAFEUSA001, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
ARC CBALPPA001, LLC	Delaware
ARC CBALYPA001, LLC	Delaware
ARC CBAQAPA001, LLC	Delaware
ARC CBATAPA001, LLC	Delaware
ARC CBBFDOH001, LLC	Delaware
ARC CBBMNGA001, LLC	Delaware
ARC CBBRFPA001, LLC	Delaware
ARC CBBSNGA001, LLC	Delaware
ARC CBBTLPA001, LLC	Delaware
ARC CBCCGIL001, LLC	Delaware
ARC CBCLEPA001, LLC	Delaware
ARC CBCNGPA001, LLC	Delaware
ARC CBCPHPA001, LLC	Delaware
ARC CBCTCIL001, LLC	Delaware
ARC CBDCRMA001, LLC	Delaware
ARC CBDLBPA001, LLC	Delaware
ARC CBDLSPA001, LLC	Delaware
ARC CBDXHPA001, LLC	Delaware
ARC CBEHNCT001, LLC	Delaware
ARC CBEPRVA001, LLC	Delaware
ARC CBEREPA001, LLC	Delaware
ARC CBFDCPA001, LLC	Delaware
ARC CBFLNOH001, LLC	Delaware
ARC CBGBGPA001, LLC	Delaware
ARC CBGCYPA001, LLC	Delaware
ARC CBGCYPA002, LLC	Delaware
ARC CBGSDPA001, LLC	Delaware
ARC CBHBGPA001, LLC	Delaware
ARC CBHSPPA001, LLC	Delaware
ARC CBHSTPA001, LLC	Delaware
ARC CBHTNPA001, LLC	Delaware
ARC CBKNENH001, LLC	Delaware
ARC CBKNGPA001, LLC	Delaware
ARC CBKSNPA001, LLC	Delaware
ARC CBKZNPA001, LLC	Delaware
ARC CBLBLPA001, LLC	Delaware
ARC CBLCRPA001, LLC	Delaware
ARC CBLCRPA002, LLC	Delaware
ARC CBLTBPA001, LLC	Delaware
ARC CBLTZPA001, LLC	Delaware
ARC CBMBGPA001, LLC	Delaware
ARC CBMBNNC001, LLC	Delaware
ARC CBMCRNH001, LLC	Delaware
ARC CBMCRNH002, LLC	Delaware
ARC CBMCRPA001, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
ARC CBMDFMA001, LLC	Delaware
ARC CBMDNMA001, LLC	Delaware
ARC CBMFDPA001, LLC	Delaware
ARC CBMHLPA001, LLC	Delaware
ARC CBMLNNJ001, LLC	Delaware
ARC CBMRSPA001, LLC	Delaware
ARC CBMTLPA001, LLC	Delaware
ARC CBMTNMA001, LLC	Delaware
ARC CBMTPPA001, LLC	Delaware
ARC CBNPRRI001, LLC	Delaware
ARC CBNSNPA001, LLC	Delaware
ARC CBOCYPA001, LLC	Delaware
ARC CBOFSIL001, LLC	Delaware
ARC CBOHLIL001, LLC	Delaware
ARC CBOMTPA001, LLC	Delaware
ARC CBOSPNH001, LLC	Delaware
ARC CBPBGPA001, LLC	Delaware
ARC CBPBGPA002, LLC	Delaware
ARC CBPBGPA003, LLC	Delaware
ARC CBPBGPA004, LLC	Delaware
ARC CBPBGPA005, LLC	Delaware
ARC CBPBGPA006, LLC	Delaware
ARC CBPBGPA007, LLC	Delaware
ARC CBPBGPA008, LLC	Delaware
ARC CBPBGPA009, LLC	Delaware
ARC CBPBGPA010, LLC	Delaware
ARC CBPBGPA011, LLC	Delaware
ARC CBPDAPA001, LLC	Delaware
ARC CBPDAPA002, LLC	Delaware
ARC CBPDAPA003, LLC	Delaware
ARC CBPLMNH001, LLC	Delaware
ARC CBPMAOH001, LLC	Delaware
ARC CBPTNPA001, LLC	Delaware
ARC CBRDGPA001, LLC	Delaware
ARC CBRDGPA002, LLC	Delaware
ARC CBRNDMA001, LLC	Delaware
ARC CBSCGPA001, LLC	Delaware
ARC CBSLMNH001, LLC	Delaware
ARC CBSPGPA001, LLC	Delaware
ARC CBSVNPA001, LLC	Delaware
ARC CBTBYMA001, LLC	Delaware
ARC CBTCKPA001, LLC	Delaware
ARC CBTMPPA001, LLC	Delaware
ARC CBTRNPA001, LLC	Delaware
ARC CBUDYPA001, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
ARC CBVRNPA001, LLC	Delaware
ARC CBWBMMA001, LLC	Delaware
ARC CBWDLPA001, LLC	Delaware
ARC CBWFDPA001, LLC	Delaware
ARC CBWGVPA001, LLC	Delaware
ARC CBWHNPA001, LLC	Delaware
ARC CBWMNDE001, LLC	Delaware
ARC CBWMNDE002, LLC	Delaware
ARC CBWSKVA001, LLC	Delaware
ARC CBYRKPA001, LLC	Delaware
ARC CFMEZZ001, LLC	Delaware
ARC CKAKNOH001, LLC	Delaware
ARC CKMTZGA001, LLC	Delaware
ARC CVCOLSC002, LLC	Delaware
ARC CVFLDPA001, LLC	Delaware
ARC CVHDYVA001, LLC	Delaware
ARC CVLVGNV001, LLC	Delaware
ARC CVMCBPA001, LLC	Delaware
ARC CVNCTPA001, LLC	Delaware
ARC CVSCDFL001, LLC	Delaware
ARC CVSPGPA001, LLC	Delaware
ARC CVTDAPA001, LLC	Delaware
ARC DBPCFBR001, LLC	Delaware
ARC DBPGDYR001, LLC	Delaware
ARC DBPORBR001, LLC	Delaware
ARC DBPPROP001, LLC	Delaware
ARC DGBCDTX001, LLC	Delaware
ARC DGDRDMI001, LLC	Delaware
ARC DGFLTMI001, LLC	Delaware
ARC DGHHLSC001, LLC	Delaware
ARC DGHPRKS001, LLC	Delaware
ARC DGLBKTX003, LLC	Delaware
ARC DGLBKTX004, LLC	Delaware
ARC DGMHDMS001, LLC	Delaware
ARC DGNBFTX003, LLC	Delaware
ARC DGSNTTX003, LLC	Delaware
ARC DGSSOMS001, LLC	Delaware
ARC FDCWLTX001, LLC	Delaware
ARC FDHTNNV001, LLC	Delaware
ARC FDLLKNV001, LLC	Delaware
ARC FDRGYCO001, LLC	Delaware
ARC FDTLSOK001, LLC	Delaware
ARC FDWLSNV001, LLC	Delaware
ARC FEDMSIA001, LLC	Delaware
ARC FEHBTTN001, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
ARC FEHZDKY001, LLC	Delaware
ARC FEINDKS001, LLC	Delaware
ARC FELBNOH001, LLC	Delaware
ARC FELDNKY001, LLC	Delaware
ARC FELWLAR001, LLC	Delaware
ARC FEOMKWA001, LLC	Delaware
ARC FEOTWIA001, LLC	Delaware
ARC FEPDAPA001, LLC	Delaware
ARC FERDCSD001, LLC	Delaware
ARC FERVLMN001, LLC	Delaware
ARC FEWTLIA001, LLC	Delaware
ARC FEYMAAZ001, LLC	Delaware
ARC FMABONC001, LLC	Delaware
ARC FMARAIL001, LLC	Delaware
ARC FMCGOIL001, LLC	Delaware
ARC FMFLYAL001, LLC	Delaware
ARC FMFRHAL001, LLC	Delaware
ARC FMJSNMI001, LLC	Delaware
ARC GEAUBAL001, LLC	Delaware
ARC GMGVAIL001, LLC	Delaware
ARC HBRHLNC001, LLC	Delaware
ARC HRPBPAA001, LLC	Delaware
ARC HRPBPAA001 SPE, LLC	Delaware
ARC HRPBPAA002, DST	Delaware
ARC HRPBPAB002, LLC	Delaware
ARC HRPBPCC001, LLC	Delaware
ARC HRPWARI001, LLC	Delaware
ARC HVVMNSD001, LLC	Delaware
ARC KGBTVAR001, LLC	Delaware
ARC KGLWLAR001, LLC	Delaware
ARC KHHWLMI001, LLC	Delaware
ARC KLORLFL001, LLC	Delaware
ARC KLSNVGA001, LLC	Delaware
ARC KLTCLAL001, LLC	Delaware
ARC LWWDMME001, LLC	Delaware
ARC MFLFTLA001, LLC	Delaware
ARCP Canadian Withholding Agent ULC	Canada
ARCP DGGFDMO01, LLC	Delaware
ARCP DG Monticello KY, LLC	Delaware
ARCP DGNWTOK01, LLC	Delaware
ARCP DGPLSPA01, LLC	Delaware
ARCP DGSYKPA01, LLC	Delaware
ARCP DGWATPA01, LLC	Delaware
ARCP FD 2014 SLB Portfolio II, LLC	Delaware
ARCP FD 2014 SLB Portfolio III, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
ARCP FD 2014 SLB Portfolio IV, LLC	Delaware
ARCP FD 2014 SLB Portfolio V, LLC	Delaware
ARCP FD 2014 SLB Portfolio VI, LLC	Delaware
ARCP FD 2014 SLB Portfolio VII, LLC	Delaware
ARCP FD Broad Top PA, LLC	Delaware
ARCP FDCCC1402, LLC	Delaware
ARCP FDCCC1404, LLC	Delaware
ARCP FDCCC1405, LLC	Delaware
ARCP FD Portfolio IX, LLC	Delaware
ARCP FE Marcy NY, LLC	Delaware
ARCP FE Tulsa OK, LLC	Delaware
ARCP GP OFC El Segundo CA, LLC	Delaware
ARCP GSFRENY001, LLC	Delaware
ARCP GSPLTNY01, LLC	Delaware
ARCP GSWARPA001, LLC	Delaware
ARCP ID Mesa Portfolio, LLC	Delaware
ARCP ID Mohnton PA, LLC	Delaware
ARCP JDDPTIA01, LLC	Delaware
ARCP OFC Amherst NY, LLC	Delaware
ARCP OFC Annandale NJ, LLC	Delaware
ARCP OFC Covington KY, LLC	Delaware
ARCP OFC Dublin OH, LLC	Delaware
ARCP OFC El Segundo CA, LP	Delaware
ARCP OFC Foxboro MA, LLC	Delaware
ARCP OFC Malvern PA, LLC	Delaware
ARCP OFC Mesa Portfolio, LLC	Delaware
ARCP OFC Schaumburg IL, LLC	Delaware
ARCP RL/OG/BB/SB Pittsburgh PA, LLC	Delaware
ARCP RL/OG Langhorne PA, LLC	Delaware
ARCP RL/OG Salisbury MD, LLC	Delaware
ARCP RL Portfolio I, LLC	Delaware
ARCP RL Portfolio II, LLC	Delaware
ARCP RL Portfolio III, LLC	Delaware
ARCP RL Portfolio IV, LLC	Delaware
ARCP RL Portfolio IX, LLC	Delaware
ARCP RL Portfolio V, LLC	Delaware
ARCP RL Portfolio VI, LLC	Delaware
ARCP RL Portfolio VII, LLC	Delaware
ARCP RL Portfolio VIII, LLC	Delaware
ARCP RL Portfolio VIII, LLC	Delaware
ARCP RL Portfolio X, LLC	Delaware
ARC PRRCRNY001, LLC	Delaware
ARCP SN Mabelvale AR, LLC	Delaware
ARCP Springing Member, LLC	Delaware
ARCP WELET1401, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
ARCP WGMRBSC001, LLC	Delaware
ARC QBGBCMI001, LLC	Delaware
ARC RALXNKY001, LLC	Delaware
ARC RBCSRNJ001, LLC	Delaware
ARC RMWFDKS001, LLC	Delaware
ARC RRINSIN001, LLC	Delaware
ARC SBANDSC001, LLC	Delaware
ARC SBLWSFL001, LLC	Delaware
ARC SBMDNTN001, LLC	Delaware
ARC SEHPNVA001, LLC	Delaware
ARC TBHGHMA001, LLC	Delaware
ARC TBLVLMA001, LLC	Delaware
ARC TDFMTME001, LLC	Delaware
ARC TKDBNOH001, LLC	Delaware
ARC TRSEAWA001, LLC	Delaware
ARC TSGRYLA001, LLC	Delaware
ARC TSLBSCA001, LLC	Delaware
ARC TSPSWNH001, LLC	Delaware
ARC TSPYMNH001, LLC	Delaware
ARC WDJKVFL001, LLC	Delaware
ARC WGABOPR001, LLC	Delaware
ARC WGACWGA002, LLC	Delaware
ARC WGAKNOH001, LLC	Delaware
ARC WGANDIN001, LLC	Delaware
ARC WGBPTWV001, LLC	Delaware
ARC WGBPTWV002, LLC	Delaware
ARC WGCDVTN001, LLC	Delaware
ARC WGCLBMS001, LLC	Delaware
ARC WGCSRCO001, LLC	Delaware
ARC WGDNVCO001, LLC	Delaware
ARC WGESYSC001, LLC	Delaware
ARC WGETNOH001, LLC	Delaware
ARC WGGVLSC001, LLC	Delaware
ARC WGJKNMS001, LLC	Delaware
ARC WGLNPMI001, LLC	Delaware
ARC WGLPSPR001, LLC	Delaware
ARC WGLVSNV001, LLC	Delaware
ARC WGMEMTN001, LLC	Delaware
ARC WGNCNSC001, LLC	Delaware
ARC WGPORAZ001, LLC	Delaware
ARC WGTLQOK001, LLC	Delaware
ARC WGTRYMI001, LLC	Delaware
ARC WSOLBMS001, LLC	Delaware
ARC WSOLBMS001 Holder, LLC	Delaware
Capital Lease Funding Securitization LP	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Capital Property Associates Limited Partnership	Maryland
CapLease 2007-STL LLC	Delaware
Caplease Credit LLC	Delaware
Caplease Debt Funding, LP	Delaware
Caplease Investment Management, LLC	Delaware
CapLease Protective Trust	Virginia
Caplease Statutory Trust I	Delaware
CA Portsmouth Investment Trust	Delaware
CLF 1000 Milwaukee Avenue LLC	Delaware
CLF 555 N. Daniels Way LLC	Delaware
CLF Ann Arbor LLC	Delaware
CLF Arlington GP LLC	Delaware
CLF Arlington LP	Delaware
CLF Breinigsville Business Trust	Virginia
CLF Breinigsville Holding Company LLC	Delaware
CLF Cane Run Louisville, LLC	Delaware
CLF Cane Run Member, LLC	Delaware
CLF Cheyenne Tulsa, LLC	Delaware
CLF Cheyenne Tulsa Member, LLC	Delaware
CLF Columbia LLC	Delaware
CLF Cooper Franklin LLC	Delaware
CLF Elysian Fields LLC	Delaware
CLF Farinon San Antonio LLC	Delaware
CLF Fort Wayne LLC	Delaware
CLF Fort Worth GP LLC	Delaware
CLF Fort Worth LP	Delaware
CLF Fresno Business Trust	Virginia
CLF Grassmere Nashville LLC	Delaware
CLF Herndon LLC	Delaware
CLF Holding Company, LLC	Delaware
CLF JCI Florida LLC	Delaware
CLF Lakeside Richardson LLC	Delaware
CLF Lathrop Business Trust	Virginia
CLF New Falls Business Trust	Virginia
CLF OP General Partner LLC	Delaware
CLF Park Ten Houston LLC	Delaware
CLF Parsippany LLC	Delaware
CLF Pulco One LLC	Delaware
CLF Pulco Two LLC	Delaware
CLF Real Estate LLC	Delaware
CLF Red Lion Road Philadelphia Business Trust	Virginia
CLF Ridley Park Business Trust	Virginia
CLF Sawdust Member, LLC	Delaware
CLF Sierra LLC	Delaware
CLF Simi Valley Business Trust	Virginia

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
CLF VA Ponce LLC	Delaware
CLF WAG Rosemead LLC	Delaware
CLF Westbrook Malvern Business Trust	Virginia
CLF Yolo County Business Trust	Virginia
CNL Funding 2000-A, LP	Delaware
CNL Net Lease Funding 2001, LP	Delaware
CNL Net Lease Funding 2003, LLC	Delaware
Cole/Faison JV Bethlehem GA, LLC	Delaware
Cole/Faison MT Bethlehem GA, LLC	Delaware
Cole/Mosaic JV South Elgin IL, LLC	Delaware
Cole/NAP Spring Hill FL (JV), LLC	Delaware
Cole AA Bedford IN, LLC	Delaware
Cole AA Bethel OH, LLC	Delaware
Cole AA Bonita Springs FL, LLC	Delaware
Cole AA Canton OH, LLC	Delaware
Cole AA Crestwood KY, LLC	Delaware
Cole AA Delaware OH, LLC	Delaware
Cole AA Franklin IN, LLC	Delaware
Cole AA Grand Rapids MI, LLC	Delaware
Cole AA Hillview KY, LLC	Delaware
Cole AA Holland OH, LLC	Delaware
Cole AA Houston (Aldine) TX, LLC	Delaware
Cole AA Howell MI, LLC	Delaware
Cole AA Janesville WI, LLC	Delaware
Cole AA Lehigh Acres FL, LLC	Delaware
Cole AA Salem OH, LLC	Delaware
Cole AA Sapulpa OK, LLC	Delaware
Cole AA Sylvania OH, LLC	Delaware
Cole AA Twinsburg OH, LLC	Delaware
Cole AB Abilene TX, LLC	Delaware
Cole AB Albuquerque (Lomas Blvd) NM, LLC	Delaware
Cole AB Albuquerque NM, LLC	Delaware
Cole AB Alexandria LA, LLC	Delaware
Cole AB Arlington TX, LLC	Delaware
Cole AB Baton Rouge (College Dr) LA, LLC	Delaware
Cole AB Baton Rouge (George O'Neal Rd) LA, LLC	Delaware
Cole AB Baton Rouge LA, LLC	Delaware
Cole AB Bossier City LA, LLC	Delaware
Cole AB Clovis NM, LLC	Delaware
Cole AB Denver CO, LLC	Delaware
Cole AB Durango CO, LLC	Delaware
Cole AB El Paso TX, LLC	Delaware
Cole AB Farmington NM, LLC	Delaware
Cole AB Fort Collins CO, LLC	Delaware
Cole AB Fort Worth (Clifford St) TX, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Cole AB Fort Worth (Oakmont) TX, LLC	Delaware
Cole AB Fort Worth (Sycamore School Rd) TX, LLC	Delaware
Cole AB Fort Worth TX, LLC	Delaware
Cole AB Lafayette LA, LLC	Delaware
Cole AB Lake Havasu City AZ, LLC	Delaware
Cole AB Los Lunas NM, LLC	Delaware
Cole AB Mesa AZ, LLC	Delaware
Cole AB Midland TX, LLC	Delaware
Cole AB Odessa TX, LLC	Delaware
Cole AB Phoenix AZ, LLC	Delaware
Cole AB Scottsdale AZ, LLC	Delaware
Cole AB Silver City NM, LLC	Delaware
Cole AB Tucson (Grant Rd) AZ, LLC	Delaware
Cole AB Tucson AZ, LLC	Delaware
Cole AB Weatherford TX, LLC	Delaware
Cole AB Yuma AZ, LLC	Delaware
Cole AN Portfolio II, LLC	Delaware
Cole AN Portfolio IV, LLC	Delaware
Cole AN Portfolio V, LLC	Delaware
Cole AN Portfolio VI, LLC	Delaware
Cole AP Chambersburg PA, LLC	Delaware
Cole AS Austin TX, LLC	Delaware
Cole AS Killeen TX, LLC	Delaware
Cole AT Dallas TX, LLC	Delaware
Cole AW Johnston IA, LLC	Delaware
Cole AZ Blanchester OH, LLC	Delaware
Cole AZ Hamilton OH, LLC	Delaware
Cole AZ Hartville OH, LLC	Delaware
Cole AZ Mount Orab OH, LLC	Delaware
Cole AZ Nashville TN, LLC	Delaware
Cole AZ Pearl River LA, LLC	Delaware
Cole AZ Rapid City SD, LLC	Delaware
Cole AZ Trenton OH, LLC	Delaware
Cole BB Montgomery AL, LLC	Delaware
Cole BB Southaven MS, LLC	Delaware
Cole BF Portfolio, LLC	Delaware
Cole BJ Portfolio I, LLC	Delaware
Cole BJ Portfolio II, LLC	Delaware
Cole BN North Bay Village FL, LLC	Delaware
Cole BO Phoenix AZ, LLC	Delaware
Cole Capital Partners, LLC	Arizona
Cole CA Portfolio, LLC	Delaware
Cole CCPT III Acquisitions, LLC	Delaware
Cole CG Blair NE, LLC	Delaware
Cole CH/MG Flanders NJ, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Cole CM Austin TX, LLC	Delaware
Cole Collateralized Senior Notes, LLC	Arizona
Cole Collateralized Senior Notes II, LLC	Arizona
Cole Collateralized Senior Notes III, LLC	Arizona
Cole Collateralized Senior Notes IV, LLC	Arizona
Cole Credit Property Trust VI, Inc.	Maryland
Cole Credit Property Trust VII, Inc.	Maryland
Cole CU Arlington TX, LLC	Delaware
Cole CV Auburndale FL, LLC	Delaware
Cole CV Boca Raton (Yamato) FL, LLC	Delaware
Cole CV City of Industry CA, LP	Delaware
Cole CV Dover DE, LLC	Delaware
Cole CV Evansville IN, LLC	Delaware
Cole CV Ft. Myers FL, LLC	Delaware
Cole CV Gainesville TX, LLC	Delaware
Cole CV Gulf Breeze FL, LLC	Delaware
Cole CV Jacksonville FL, LLC	Delaware
Cole CV Lawrence KS, LLC	Delaware
Cole CV Lawrenceville NJ, LLC	Delaware
Cole CV Lynchburg VA, LLC	Delaware
Cole CV Madison Heights VA, LLC	Delaware
Cole CV Meridianville AL, LLC	Delaware
Cole CV Mineola NY, LLC	Delaware
Cole CV Naples FL, LLC	Delaware
Cole CV New Port Richey FL, LLC	Delaware
Cole CV Southaven (Goodman) MS, LLC	Delaware
Cole CV Southaven MS, LLC	Delaware
Cole CV The Village OK, LLC	Delaware
Cole CV Titusville PA, LLC	Delaware
Cole CV Weaverville NC, LLC	Delaware
Cole DG Porter IN, LLC	Delaware
Cole DG Thomaston GA, LLC	Delaware
Cole DST Advisors, LLC	Delaware
Cole EK Philadelphia PA, LLC	Delaware
Cole FD Portfolio I, LLC	Delaware
Cole FD Portfolio II, LLC	Delaware
Cole FD Portfolio III, LLC	Delaware
Cole FD Portfolio IV, LLC	Delaware
Cole FD Portfolio VIII, LLC	Delaware
Cole FE Beekmantown NY, LLC	Delaware
Cole FE Effingham IL, LLC	Delaware
Cole FE Lafayette IN, LLC	Delaware
Cole FE Northwood OH, LLC	Delaware
Cole GC Monroeville PA, LLC	Delaware
Cole GC Toledo OH, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Cole GP CCPT I, LLC	Delaware
Cole GP CCPT III, LLC	Delaware
Cole GP CV City of Industry CA, LLC	Delaware
Cole GP LA Highland CA, LLC	Delaware
Cole GP MT Folsom CA, LLC	Delaware
Cole GP MT Redding CA, LLC	Delaware
Cole GP OF Oceanside CA, LLC	Delaware
Cole GP TS Dixon CA, LLC	Delaware
Cole GP WG Lancaster CA, LLC	Delaware
Cole GY Cumming (Old Atlanta) GA, LLC	Delaware
Cole HA Rural Hall NC, LLC	Delaware
Cole HC Ft. Wayne IN, LLC	Delaware
Cole HC Willow Grove PA, LLC	Delaware
Cole HD San Diego CA, LP	Delaware
Cole HD Slidell LA, LLC	Delaware
Cole HG Hot Springs (Central) AR, LLC	Delaware
Cole HG Hot Springs AR, LLC	Delaware
Cole HH North Fayette PA, LLC	Delaware
Cole HL Concord NC, LLC	Delaware
Cole HL Logan UT, LLC	Delaware
Cole HN Buffalo NY, LLC	Delaware
Cole HT Durham NC, LLC	Delaware
Cole ID Charleston TN, LLC	Delaware
Cole ID Chattanooga TN, LLC	Delaware
Cole ID Milton PA, LLC	Delaware
Cole IO Conway NH, LLC	Delaware
Cole IO Dover NH, LLC	Delaware
Cole IO Rochester NH, LLC	Delaware
Cole KO Brownsville TX, LLC	Delaware
Cole KO Fort Dodge IA, LLC	Delaware
Cole KO McAllen TX, LLC	Delaware
Cole KO Monrovia CA, LP	Delaware
Cole KO Tavares FL, LLC	Delaware
Cole LA Dallas TX, LLC	Delaware
Cole LA Denton TX, LLC	Delaware
Cole LA Duncanville TX, LLC	Delaware
Cole LA Easton PA, LLC	Delaware
Cole LA Glendale AZ, LLC	Delaware
Cole LA Highland CA, LP	Delaware
Cole LA Oakdale MN, LLC	Delaware
Cole LO Miamisburg OH, LLC	Delaware
Cole LO Sanford ME, LLC	Delaware
Cole LO Ticonderoga NY, LLC	Delaware
Cole MezzCo CCPT I, LLC	Delaware
Cole MezzCo CCPT III, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Cole MG/OB Mt. Laurel NJ, LLC	Delaware
Cole MG/OB W. Windsor NJ, LLC	Delaware
Cole MP PM Portfolio, LLC	Delaware
Cole MT Bartlett IL, LLC	Delaware
Cole MT Bethlehem GA (JV), LLC	Delaware
Cole MT Chesterfield MI (JV), LLC	Delaware
Cole MT Daytona Beach FL, LLC	Delaware
Cole MT Evans GA, LLC	Delaware
Cole MT Flagstaff AZ, LLC	Delaware
Cole MT Folsom CA, LP	Delaware
Cole MT Highland Ranch CO, LLC	Delaware
Cole MT Lake Charles LA, LLC	Delaware
Cole MT Las Vegas NV, LLC	Delaware
Cole MT Melrose Park IL, LLC	Delaware
Cole MT Mishawaka IN, LLC	Delaware
Cole MT Pace FL, LLC	Delaware
Cole MT Port Arthur TX, LLC	Delaware
Cole MT Redding CA, LP	Delaware
Cole MT Ringgold GA, LLC	Delaware
Cole MT San Marcos TX, LLC	Delaware
Cole MT South Bend IN, LLC	Delaware
Cole MT South Elgin IL (JV), LLC	Delaware
Cole MT Sunset Valley TX, LLC	Delaware
Cole NB Nashville TN, LLC	Delaware
Cole NT Ocala FL, LLC	Delaware
Cole OB Columbus OH, LLC	Delaware
Cole OB Concord Mills NC, LLC	Delaware
Cole OB Kansas City MO, LLC	Delaware
Cole OB Lee's Summit MO, LLC	Delaware
Cole OB Lubbock TX, LLC	Delaware
Cole OB Mesa AZ, LLC	Delaware
Cole OB Peoria AZ, LLC	Delaware
Cole OB Rockwall TX, LLC	Delaware
Cole OB Rogers AR, LLC	Delaware
Cole OB W. Springfield MA, LLC	Delaware
Cole OF Bedford MA, LLC	Delaware
Cole OF Bradenton FL, LLC	Delaware
Cole OFC Baton Rouge LA, LLC	Delaware
Cole OFC Omaha NE, LLC	Delaware
Cole OF Duluth GA, LLC	Delaware
Cole OF Glenview IL, LLC	Delaware
Cole OF Hopewell Township NJ, LLC	Delaware
Cole OF Kennesaw GA, LLC	Delaware
Cole OF Lincoln NE, LLC	Delaware
Cole OF Lincolnshire IL, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Cole OF Nashville TN, LLC	Delaware
Cole OF Oceanside CA, LP	Delaware
Cole OF Parsippany NJ, LLC	Delaware
Cole OF Phoenix AZ, LLC	Delaware
Cole OF Plano TX, LLC	Delaware
Cole OF Pleasanton CA (JV), LLC	Delaware
Cole OF Urbana MD, LLC	Delaware
Cole Operating Partnership I, LP	Delaware
Cole Operating Partnership VI, LP	Delaware
Cole Operating Partnership VII, LP	Delaware
Cole OR Christiansburg VA, LLC	Delaware
Cole OR Highlands TX, LLC	Delaware
Cole OR Houston TX, LLC	Delaware
Cole OR San Antonio TX, LLC	Delaware
Cole OU Portfolio, LLC	Delaware
Cole PM Parma OH, LLC	Delaware
Cole PM Phoenix AZ, LLC	Delaware
Cole REIT Advisors, LLC	Delaware
Cole REIT Advisors III, LLC	Delaware
Cole REIT III Operating Partnership, LP	Delaware
Cole RT Houston TX, LLC	Delaware
Cole Springing Member, LLC	Delaware
Cole ST Houston TX, LLC	Delaware
Cole TH Evansville (Rosenberger) IN, LLC	Delaware
Cole TH Franklin Park IL, LLC	Delaware
Cole TH Jeffersonville IN, LLC	Delaware
Cole TH Oaklawn IL, LLC	Delaware
Cole TH Terre Haute IN, LLC	Delaware
Cole TK Auburndale FL, LLC	Delaware
Cole TS Alton IL, LLC	Delaware
Cole TS Augusta ME, LLC	Delaware
Cole TS Ballinger TX, LLC	Delaware
Cole TS Belchertown MA, LLC	Delaware
Cole TS Dixon CA, LP	Delaware
Cole TS Franklin NC, LLC	Delaware
Cole TS Gibsonia PA, LLC	Delaware
Cole TS Glenpool OK, LLC	Delaware
Cole TS Hamilton OH, LLC	Delaware
Cole TS Jackson CA, LLC	Delaware
Cole TS Jefferson City MO, LLC	Delaware
Cole TS Kenedy TX, LLC	Delaware
Cole TS Lawrence KS, LLC	Delaware
Cole TS Little Rock AR, LLC	Delaware
Cole TS Macedon NY, LLC	Delaware
Cole TS Macedon NY Holdings, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Cole TS Murphy NC, LLC	Delaware
Cole TS Nixa MO, LLC	Delaware
Cole TS Pearsall TX, LLC	Delaware
Cole TS Sedalia MO, LLC	Delaware
Cole TS Sellersburg IN, LLC	Delaware
Cole TS Southwick MA, LLC	Delaware
Cole TS St. John IN, LLC	Delaware
Cole TS Stillwater OK, LLC	Delaware
Cole TS Summerdale AL, LLC	Delaware
Cole TS Topeka KS, LLC	Delaware
Cole TS Troy MO, LLC	Delaware
Cole TS Union MO, LLC	Delaware
Cole TS Wauseon OH, LLC	Delaware
Cole TT Downingtown PA, LLC	Delaware
Cole TY Coral Springs FL, LLC	Delaware
Cole UL Jackson TN, LLC	Delaware
Cole VS Corpus Christi (Padre Island) TX, LLC	Delaware
Cole VS Mission (Highway 83) TX, LLC	Delaware
Cole WF Hillsboro OR (JV), LLC	Delaware
Cole WF Hinsdale IL, LLC	Delaware
Cole WG Appleton (Northland Avenue) WI, LLC	Delaware
Cole WG Appleton WI, LLC	Delaware
Cole WG Augusta ME, LLC	Delaware
Cole WG Baytown TX, LLC	Delaware
Cole WG Beloit WI, LLC	Delaware
Cole WG Birmingham AL, LLC	Delaware
Cole WG Cahokia IL, LLC	Delaware
Cole WG Cape Carteret NC, LLC	Delaware
Cole WG Cleveland (Clark) OH, LLC	Delaware
Cole WG Durham (Highway 54) NC, LLC	Delaware
Cole WG Durham NC, LLC	Delaware
Cole WG Edmond OK, LLC	Delaware
Cole WG Fort Mill SC, LLC	Delaware
Cole WG Framingham MA, LLC	Delaware
Cole WG Grayson GA, LLC	Delaware
Cole WG Greenville NC, LLC	Delaware
Cole WG Janesville (West Court) WI, LLC	Delaware
Cole WG Janesville WI, LLC	Delaware
Cole WG Kingman AZ, LLC	Delaware
Cole WG Lafayette IN, LLC	Delaware
Cole WG Lancaster CA, LP	Delaware
Cole WG Lancaster SC, LLC	Delaware
Cole WG Lawrence KS, LLC	Delaware
Cole WG Leland NC, LLC	Delaware
Cole WG Matteson IL, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
Cole WG Medina OH, LLC	Delaware
Cole WG North Mankato MN, LLC	Delaware
Cole WG Omaha NE, LLC	Delaware
Cole WG Rocky Mount NC, LLC	Delaware
Cole WG South Bend (Ironwood) IN, LLC	Delaware
Cole WG South Elgin IL, LLC	Delaware
Cole WG St. Charles IL, LLC	Delaware
Cole WG Tucson (Harrison) AZ, LLC	Delaware
Cole WG Twin Falls ID, LLC	Delaware
Cole WG Watertown NY, LLC	Delaware
Cole WM Lancaster SC, LLC	Delaware
Cole WM Pueblo CO, LLC	Delaware
Cole WW Gap PA, LLC	Delaware
Cole WW Portsmouth VA, LLC	Delaware
Cole WY Portfolio NV, LLC	Delaware
CRE JV Mixed Five MI 6 Branch Holdings LLC	Delaware
CRE JV Mixed Five NH Branch Holdings LLC	Delaware
CRE JV Mixed Five PA Branch Holdings LLC	Delaware
CRE JV Mixed Five VT Branch Holdings LLC	Delaware
CRI REIT I, LLC	Delaware
Diamond Real Estate, LLC	Delaware
DRE Holdings, LLC	Delaware
EFA Asset Management, LLC	Delaware
EFA Investments, LLC	Delaware
Equity Fund Advisors, LLC	Arizona
EVA LLC	Delaware
KDC Busch Boulevard LLC	Delaware
KDC Norman Woods Business Trust	Virginia
MC South Elgin, LLC	Delaware
Net Lease Funding 2005, LP	Delaware
PREFCO Dix-Neuf LLC	Connecticut
PREFCO Fifteen GP LLC	Connecticut
PREFCO Nineteen Limited Partnership	Connecticut
PREFCO Quinze LLC	Connecticut
Series A, LLC	Arizona
Series A DST Depositor, LLC	Delaware
Series B, LLC	Arizona
Series B DST Depositor, LLC	Delaware
Series C, LLC	Arizona
Series C DST Depositor, LLC	Delaware
Series D, LLC	Arizona
Series D DST Depositor, LLC	Delaware
SR/CLF Sawdust Venture LLC	Delaware
USRP Funding 2001-A, L.P.	Delaware
VEREIT Acquisitions, LLC	Delaware

Exhibit 21.1

Entity Name	Jurisdiction of Formation/Incorporation
VEREIT BE Portfolio, LLC	Delaware
VEREIT CAB Portfolio, LLC	Delaware
VEREIT Canadian Withholding Agent, LLC	Delaware
VEREIT CNL Funding 2000-A GP, LLC	Delaware
VEREIT CNL Net Lease Funding 2001 GP, LLC	Delaware
VEREIT CO Portfolio, LLC	Delaware
VEREIT DU Avon OH, LLC	Delaware
VEREIT DU Waukesha WI, LLC	Delaware
VEREIT GF Weatherford TX, LLC	Delaware
VEREIT GSA Services, LLC	Delaware
VEREIT ID Mesa Portfolio (Carriage Point Drive), LLC	Delaware
VEREIT ID Monroe LA, LLC	Delaware
VEREIT Income Properties, LLC	Delaware
VEREIT Income Properties III, LLC	Delaware
VEREIT LD Breinigsville PA, LLC	Delaware
VEREIT LD Fort Wayne IN, LLC	Delaware
VEREIT LD Lathrop CA, LLC	Delaware
VEREIT MT Oak Creek WI, LLC	Delaware
VEREIT MT Tucson (Houghton) AZ, LLC	Delaware
VEREIT Net Lease Funding 2005 GP, LLC	Delaware
VEREIT Operating Partnership, L.P.	Delaware
VEREIT Partners, LLC	Delaware
VEREIT Real Estate, L.P.	Delaware
VEREIT Real Estate GP, LLC	Delaware
VEREIT Realty Advisors, LLC	Delaware
VEREIT Services, LLC	Delaware
VEREIT Springing Member, LLC	Delaware
VEREIT T5 Portfolio I, LLC	Delaware
VEREIT TRS Corp.	Delaware
VEREIT USRP Funding 2001-A GP, LLC	Delaware